Exhibit 10.1

AMENDMENT TO ASSET PURCHASE AGREEMENT - DOGONET

THIS AMENDMENT TO THE ASSET PURCHASE AGREEMENT (the “Amendment”) dated the 6th day of July, 2011.

BY AND AMONG:

IMPACT TECHNOLOGIES INC., a Corporation incorporated pursuant to the laws of the state of Nevada having an address at 611-1685 H Street, Blaine, Washington USA 98230

(the “Purchaser”)

 OF THE FIRST PART

AND:

SWEBBY INC., a corporation incorporated pursuant to the federal laws of Canada having a registered address at Unit 203, 1428 West 6th Avenue, Vancouver, British Columbia, V6H 4H4

(the “Vendor”)

 OF THE SECOND PART

AND:

DAVID DUPREY, an individual having an address at c/o Xeropolis Networks, Denman Place, P.O. Box 47005, Vancouver, British Columbia, V6G 3E1 and LENNOX ONG, an individual having an address at Unit 203, 1428 West 6th Avenue, Vancouver, British Columbia, V6H 4H4

(collectively the “Covenantors”)

 OF THE THIRD PART

AND:

DIGAGOGO VENTURES CORP., a Corporation incorporated pursuant to the laws of the state of Delaware having an address at 2011 Courtside Lane, Suite 101, Charlotte, NC 28270

(“Digagogo”)

 OF THE FOURTH PART

WHEREAS:

A.

The Purchaser, the Vendor, the Covenantors and Digagogo entered into an Asset Purchase Agreement dated June 27, 2011 (the “Purchase Agreement”);

B.

Section 9.6 of the Purchase Agreement sets out the addresses that all notices, requests, demands or other communications be sent pursuant to the Purchase Agreement;

C.

The parties erroneously identified the address for the Purchaser and Digagogo in Section 9.6 of the Purchase Agreement as the address of Omni Data Capital Corp. (“Omni”), a company providing management and consulting services to the Purchaser and Digagogo and which consulted with the Purchaser in connection with the transactions contemplated in the Purchase Agreement, rather than noting the address of the Purchaser and Digagogo;

D.

The parties wish to amend Section 9.6 of the Purchase Agreement to correctly identify the address of the Purchaser and Digagogo for delivery of notices, requests, demands or other communications;

E.

Section 9.6 of the Purchase Agreement further provides that a copy of all notices, requests, demands or other communications sent to the Purchaser or Digagogo also be sent to Affinity Law Group and Section 1.1(cc) of the Purchase Agreement defines “Purchaser’s Solicitors” to be Darcy L. Wray; and

F.

The parties erroneously identified Affinity Law Group and Darcy Wray as the solicitors for the Purchaser or Digagogo, when such parties were in fact legal counsel for Omni and accordingly the parties wish to amend Sections 1.1(cc) and Section 9.6 of the Purchase Agreement to correctly identify the Purchaser’s Solicitors and the address of the Purchaser and Digagogo.

NOW THEREFORE in consideration of the mutual covenants and conditions herein contained (the receipt and sufficiency of which consideration is hereby acknowledged by all parties), the parties have agreed and do hereby agree as follows:

1.

Amendment to Definitions.  That the Purchase Agreement be amended by deleting paragraph 1.1(cc) and replacing it with the following:

(cc)

“Purchaser’s Solicitors” means Carrillo Huettel, LLP;

2.

Amendment to Notices.  That the Purchase Agreement be amended by deleting section 9.6 and replacing it with the following:

9.6

Notices.  All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery, facsimile or other electronic transmission, or by registered mail, postage prepaid, addressed to such other party or delivered to such other party as follows, provided that in case of electronic transmission and facsimile transmission, there is evidence of delivery:

to the Vendor:

Lennox Ong

  and the Covenantors

Unit 203, 1428 West 6th Avenue

Vancouver, B.C. Canada V6H4H4

Email: lennoxong@gmail.com

with a copy to:

Margo Langford, Barrister & Solicitor

17 Hillingdon Avenue

Toronto, Ontario, Canada M4C3H8

Email: newmedialaw@hushmail.com

to the Purchaser

    and Digagogo:

Digagogo Ventures Corp.

611-1685 H Street

Blaine, Washington USA 98230

Email:  info@digagogo.net

with a copy to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Email:  lcarrillo@carrillohuettel.com

or at such other address as may be given by any of them to the others in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received, if sent by facsimile, on the first (1st) Business Day after sending or, if sent by registered mail, on the fifth (5th) Business Day after mailing or, if delivered, upon the date of delivery.

3.

No Other Changes.  Other than as specifically set out herein, all other provisions of the Purchase Agreement remain unamended and in full force and effect.

4.

Counterpart Execution.  This Amendment may be signed by fax and in counterpart, and each copy so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the day and year first above written.

EXECUTED by IMPACT TECHNOLOGIES INC. in the presence of: /s/ Joselia Soares Witness	) ) ) ) ) )	IMPACT TECHNOLOGIES INC. per: /s/ Fernando Londe
Authorized Signatory

EXECUTED by SWEBBY INC. in the presence of: /s/ Margo Langford Witness	) ) ) ) ) ) )	SWEBBY INC. per: /s/ Lennox Ong Authorized Signatory

SIGNED, SEALED and DELIVERED by DAVID DUPREY in the presence of: /s/ Margo Langford Witness	) ) ) ) ) ) )	/s/ David Duprey DAVID DUPREY

SIGNED, SEALED and DELIVERED by LENNOX ONG in the presence of: /s/ Margo Langford Witness	) ) ) ) ) ) )	/s/ Lennox Ong LENNOX ONG

EXECUTED by DIGAGOGO VENTURES CORP. in the presence of: /s/ Joselia Soares Witness	) ) ) ) ) ) )	DIGAGOGO VENTURES CORP. per: /s/ Fernando Londe Authorized Signatory